Exhibit 99.2

NOTICE OF GUARANTEED DELIVERY

CAESARS ENTERTAINMENT OPERATING COMPANY, INC.

OFFERS TO EXCHANGE

$1,500,000,000 AGGREGATE PRINCIPAL AMOUNT OF ITS 9% SENIOR SECURED NOTES DUE 2020

(CUSIP NUMBER 127693 AE9) AND $1,500,000,000 AGGREGATE PRINCIPAL AMOUNT OF ITS 9%

SENIOR SECURED NOTES DUE 2020 (CUSIP NUMBER 127693 AH2), THE ISSUANCE OF EACH OF

WHICH HAS BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED,

FOR A CORRESPONDING AND LIKE AGGREGATE PRINCIPAL AMOUNT OF ITS OUTSTANDING

9% SENIOR SECURED NOTES DUE 2020 (CUSIP NUMBERS 127693 AC3/U1229T AB2 AND 127693 AF6/ U1229T AC0) AND 9% SENIOR SECURED NOTES DUE 2020 (CUSIP NUMBERS 127693 AG4/

U1229T AD8), RESPECTIVELY.

This form or one substantially equivalent hereto must be used to accept the Exchange Offers of Caesars Entertainment Operating Company, Inc. (the “Company”) made pursuant to the prospectus dated             , 2013 (the “Prospectus”), if certificates for the outstanding $1,500,000,000 aggregate principal amount of its 9% Senior Secured Notes due 2020 (CUSIP Numbers 127693 AC3/U1229T AB2 and 127693 AF6/ U1229T AC0) (the “Original 2020(1) Notes”) or certificates for the outstanding $1,500,000,000 aggregate principal amount of its 9% Senior Secured Notes due 2020 (CUSIP Numbers 127693 AG4/U1229T AD8) (the “Original 2020(2) Notes” and together with the Original 2020(1) Notes, the “Original Notes”) are not immediately available or if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach the Company prior to 5:00 p.m., New York City time, on the Expiration Date of the Exchange Offers. Such form may be delivered or transmitted by telegram, telex, facsimile transmission, mail or hand delivery to U.S. Bank National Association (the “Exchange Agent”) as set forth below. In addition, in order to utilize the guaranteed delivery, a Letter of Transmittal (or facsimile thereof), must also be received by the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date. Certificates for all tendered Original Notes in proper form for transfer or a book-entry confirmation, as the case may be, and all other documents required by the Letter of Transmittal must be received by the Exchange Agent within three New York Stock Exchange trading days after the Expiration Date. Capitalized terms not defined herein are defined in the Prospectus.

Delivery to:

U.S. BANK NATIONAL ASSOCIATION

Exchange Agent

By Registered and Certified Mail:

U.S. Bank National Association

Corporate Trust Services

EP-MN-WS3C

60 Livingston Avenue

St. Paul, MN 55017-1419

By Regular Mail or Overnight Courier:

U.S. Bank National Association

60 Livingston Avenue

St. Paul, MN 55017

Attention: Specialized Finance

By facsimile (for eligible institutions only):

(651) 466-7372

For information or confirmation by telephone:

1-800-934-6802

Delivery of this instrument to an address other than as set forth above, or transmission of instructions via facsimile other than as set forth above, will not constitute a valid delivery.

Ladies and Gentlemen:

Upon the terms and conditions set forth in the Prospectus and the accompanying Letter of Transmittal, the undersigned hereby tenders to the Company the principal amount of Original 2020(1) Notes set forth below, pursuant to the guaranteed delivery procedure described in “The Exchange Offers—Procedures for Tendering” section of the Prospectus.

Principal Amount of Original 2020(1) Notes

Tendered1

$

Certificate Nos. (if available):

Total Principal Amount Represented by Original 2020(1) Notes Certificate(s):	If Original 2020(1) Notes will be delivered by book-entry transfer to The Depository Trust Company, provide account number.

$	Account Number

ANY AUTHORITY HEREIN CONFERRED OR AGREED TO BE CONFERRED SHALL SURVIVE THE DEATH OR INCAPACITY OF THE UNDERSIGNED AND EVERY OBLIGATION OF THE UNDERSIGNED HEREUNDER SHALL BE BINDING UPON THE HEIRS, PERSONAL REPRESENTATIVES, SUCCESSORS AND ASSIGNS OF THE UNDERSIGNED.

PLEASE SIGN HERE

X

X
Signature(s) of Owner(s) or Authorized Signatory	Date

Area Code and Telephone Number:

Must be signed by the holder(s) of Original 2020(1) Notes as their name(s) appear(s) on certificate(s) for Original 2020(1) Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below.

[1]	Must be in denominations of principal amount of $2,000 and integral multiples of $1,000 in excess thereof.

PLEASE PRINT NAME(S) AND ADDRESS(ES)

Name(s):

Capacity:

Address(es):

GUARANTEE

The undersigned, a member of a registered national securities exchange, or a member of the Financial Industry Regulatory Authority, Inc., or a commercial bank or trust company having an office or correspondent in the United States, hereby guarantees that the certificates representing the principal amount of Original 2020(1) Notes tendered hereby in proper form for transfer, or timely confirmation of the book-entry transfer of such Original 2020(1) Notes into the Exchange Agent’s account at The Depository Trust Company pursuant to the procedures set forth in “The Exchange Offers—Procedures for Tendering” section of the Prospectus, together with a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof) with any required signature guarantee and any other documents required by the Letter of Transmittal, will be received by the Exchange Agent at the address set forth above, no later than three New York Stock Exchange trading days after the date of execution hereof.

Name of Firm	Authorized Signature

Address	Title

Name:
Zip Code	(Please Type or Print)

Area Code and Tel. No.	Dated:

NOTE:	DO NOT SEND CERTIFICATES FOR ORIGINAL 2020(1) NOTES WITH THIS FORM. CERTIFICATES FOR ORIGINAL 2020(1) NOTES SHOULD ONLY BE SENT WITH YOUR LETTER OF TRANSMITTAL.

Delivery of this instrument to an address other than as set forth above, or transmission of instructions via facsimile other than as set forth above, will not constitute a valid delivery.

Ladies and Gentlemen:

Upon the terms and conditions set forth in the Prospectus and the accompanying Letter of Transmittal, the undersigned hereby tenders to the Company the principal amount of Original 2020(2) Notes set forth below, pursuant to the guaranteed delivery procedure described in “The Exchange Offers—Procedures for Tendering” section of the Prospectus.

Principal Amount of Original 2020(2) Notes

Tendered1

$

Certificate Nos. (if available):

Total Principal Amount Represented by Original 2020(2) Notes Certificate(s):	If Original 2020(2) Notes will be delivered by book-entry transfer to The Depository Trust Company, provide account number.

$	Account Number

ANY AUTHORITY HEREIN CONFERRED OR AGREED TO BE CONFERRED SHALL SURVIVE THE DEATH OR INCAPACITY OF THE UNDERSIGNED AND EVERY OBLIGATION OF THE UNDERSIGNED HEREUNDER SHALL BE BINDING UPON THE HEIRS, PERSONAL REPRESENTATIVES, SUCCESSORS AND ASSIGNS OF THE UNDERSIGNED.

PLEASE SIGN HERE

X

X

Signature(s) of Owner(s) or Authorized Signatory	Date

Area Code and Telephone Number:

Must be signed by the holder(s) of Original 2020(2) Notes as their name(s) appear(s) on certificate(s) for Original 2020(2) Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below.

[1]	Must be in denominations of principal amount of $2,000 and integral multiples of $1,000 in excess thereof.

PLEASE PRINT NAME(S) AND ADDRESS(ES)

Name(s):

Capacity:

Address(es):

GUARANTEE

The undersigned, a member of a registered national securities exchange, or a member of the Financial Industry Regulatory Authority, Inc., or a commercial bank or trust company having an office or correspondent in the United States, hereby guarantees that the certificates representing the principal amount of Original 2020(2) Notes tendered hereby in proper form for transfer, or timely confirmation of the book-entry transfer of such Original 2020(2) Notes into the Exchange Agent’s account at The Depository Trust Company pursuant to the procedures set forth in “The Exchange Offers—Procedures for Tendering” section of the Prospectus, together with a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof) with any required signature guarantee and any other documents required by the Letter of Transmittal, will be received by the Exchange Agent at the address set forth above, no later than three New York Stock Exchange trading days after the date of execution hereof.

Name of Firm	Authorized Signature

Address	Title

Name:
Zip Code	(Please Type or Print)

Area Code and Tel. No.	Dated:

NOTE:	DO NOT SEND CERTIFICATES FOR ORIGINAL 2020(2) NOTES WITH THIS FORM. CERTIFICATES FOR ORIGINAL 2020(2) NOTES SHOULD ONLY BE SENT WITH YOUR LETTER OF TRANSMITTAL.